Exhibit 24a1
                                                                   ------------



                                POWER OF ATTORNEY


                  The undersigned, acting in the capacity or capacities with respect to Fortune Brands, Inc. stated with their respective names below, hereby constitute and appoint MARK A. ROCHE, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below (a) the Registration Statement on Form S-8 of the Fortune Brands Retirement Savings Plan, (b) the Registration Statement on Form S-8 of the Fortune Brands Hourly Employee Retirement Savings Plan, (c) the Registration Statement on Form S-8 of the Future Brands LLC Retirement Savings Plan and (d) any and all amendments and supplements thereto:


               Signature                                   Title                                Date

          /s/ NORMAN H. WESLEY                Chairman of the Board and Chief             February 25, 2003
     -----------------------------        Executive Officer (principal executive
           Norman H. Wesley                        officer) and Director


        /s/ CRAIG P. OMTVEDT                  Senior Vice President and Chief             February 25, 2003
   -------------------------------                    Financial Officer
           Craig P. Omtvedt                    (principal financial officer)


         /s/ NADINE A. HEIDRICH                Vice President and Corporate               February 26, 2003
    ------------------------------                      Controller
           Nadine A. Heidrich                 (principal accounting officer)


       /s/ PATRICIA O. EWERS                             Director                         February 25, 2003
   --------------------------------
          Patricia O. Ewers


          /s/ THOMAS C. HAYS                             Director                         February 24, 2003
   --------------------------------
            Thomas C. Hays




               Signature                                   Title                                Date


     /s/ JOHN W. JOHNSTONE, JR.                          Director                         February 24, 2003
    -----------------------------
        John W. Johnstone, Jr.


        /s/ GORDON R. LOHMAN                             Director                         February 24, 2003
    -----------------------------
           Gordon R. Lohman


        /s/ EUGENE A. RENNA                              Director                         February 24, 2003
     ----------------------------
           Eugene A. Renna


         /s/ J. CHRISTOPHER REYES                        Director                         February 25, 2003
    ------------------------------
         J. Christopher Reyes


         /s/ ANNE M. TATLOCK                             Director                         February 28, 2003
    ------------------------------
           Anne M. Tatlock


        /s/ DAVID M. THOMAS                              Director                         February 24, 2003
   -------------------------------
           David M. Thomas


        /s/ PETER M. WILSON                              Director                         February 25, 2003
   --------------------------------
           Peter M. Wilson














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